united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/16

Item 1. Reports to Stockholders.

Main BuyWrite Fund
Class I Shares (BUYWX)

Annual Report
November 30, 2016

1-855-907-3373
www.mainmgtfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Main BuyWrite Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

November 30, 2016

Dear Shareholder,

When investors look back at 2016, it will likely be remembered as the year of unexpected results. The year began with the market seeing the worst start in a long time and the decline continued through mid-February, with the S&P 500 down over 10%, before turning around. Later in the spring came the UK vote to leave the European Union (“EU”), which took investors by surprise. However, despite a sharp immediate selloff, it was only a matter of days before the market had returned to its prior levels. As the summer progressed, global attention turned towards the US presidential election. In what was probably the most contentious election in years, most were predicting a Hillary Clinton victory (just as most were predicting that the UK would remain in the EU). But, come election night, Donald Trump emerged victorious and the markets have been on a tear ever since. Following the election, small cap stocks have outperformed large cap stocks and the US dollar has strengthened.

Amidst all of the turbulence, there have been a few constants throughout the year. We believe that one has been the US economy. It is plowing ahead, not doing anything particularly noteworthy, but not faltering too much either. The labor market is tight. Gross Domestic Product (GDP) growth is slow but steady. Inflation and interest rates are finally starting to move upwards. Another constant has been the Federal Reserve Bank’s dovish position. Since raising rates for the first time in 9 years almost a year ago, the Fed has since remained steadfast in its hesitation to further increases. The Federal Reserve finally raised rates again in December and indicated a surprisingly hawkish outlook for 2017, with 3 rate hikes now being expected as opposed to the 2 that markets had been pricing in.

The Main BuyWrite Fund’s performance was +1.25% from inception (12/29/2015) through November 30, 2016. The HFRI Equity Hedge Index has returned +4.85% and the Morningstar Option Writing Category has returned +3.46% for the same period. Overall, our underlying positions contributed positively to our performance, with our holdings in the S&P 500 (SPY ETF) and Energy (XLE ETF) leading the way. The covered call options detracted from our performance, with the in the money call options in SPY and XLE down the most, as those were the strongest underlying positions. Overall, the put options were basically flat.

We at Main Management Fund Advisors, LLC would like to thank you for being an investor in the Main BuyWrite Fund in its first year and look forward to working with you in the coming one.

Glossary of Terms:

Morningstar Option Writing category – Option writing funds aim to generate a significant portion of their returns from the collection of premiums on options contracts sold. This category includes covered call strategies, put writing strategies, as well as options strategies that target returns primarily from contract premiums. In addition, option writing funds may seek to generate a portion of their returns, either directly or indirectly, from the volatility risk premium associated with options trading strategies. Source: Morningstar Report: Mutual Fund Data Definitions

HFRI Equity Hedge Index – Equity Hedge: Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. EH managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Source: Hedge Fund Research (https://www.hedgefundresearch.com/hfri-indices-index-descriptions)

Covered Call Option Writing – A covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This may be employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium. Written call and put options may limit the Fund’s participation in equity market gains and may magnify the losses.

Source: Investopedia

In the money call options – For a call option, when the option’s strike price is below the market price of the underlying asset.

Source: Investopedia

Put Option Writing – An investor who employs a cash-secured put writes a put contract, and at the same time deposits in his brokerage account the full cash amount for a possible purchase of underlying shares. The purpose of depositing this cash is to ensure that it’s available should the investor be assigned on the short put position and be obligated to purchase shares at the put’s strike price. Written call and put options may limit the Fund’s participation in equity market gains and may magnify the losses.

Source: Chicago Board Options Exchange (CBOE)

5019-NLD-01/12/2017

MAIN BUYWRITE FUND

PORTFOLIO REVIEW (Unaudited)

November 30, 2016

The Fund’s performance figures* for the period ended November 30, 2016, as compared to its benchmark:

	Since Inception
Main BuyWrite Fund - Class I	1.25%	(1)
HFRI Equity Hedge Index (3)	4.85%	(2)

Comparison of the Change in Value of a $100,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2017, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% or 1.20% of the Fund’s average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fiscal year and during which the fees have been waived or reimbursed), if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser. The total operating expenses as stated in the fee table to the Fund’s prospectus dated December 22, 2015 is 1.75% for the Class I shares. For performance information current to the most recent month-end, please call 1-855-907-3373.

(1)	Inception date is December 29, 2015.

(2)	Inception date is December 31, 2015.

(3)	HFRI Equity Hedge Index

Equity Hedge: Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. EH Managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Holdings By Asset Type	% of Net Assets
Exchange Traded Funds	67.7%
Options Written	(6.9)%
Other Assets Less Liabilities	39.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

MAIN BUYWRITE FUND
PORTFOLIO OF INVESTMENTS
November 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 67.7%
	EQUITY - 67.7%
32,500	Energy Select Sector SPDR Fund *	$2,418,975
97,900	iShares MSCI Emerging Markets ETF *	3,475,450
3,900	iShares Nasdaq Biotechnology ETF	1,068,873
39,700	SPDR S&P 500 ETF *	8,749,086
	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,883,052)	15,712,384

	TOTAL INVESTMENTS - 67.7% (Cost - $14,883,052) (a)	$15,712,384
	OPTIONS WRITTEN - (6.9)% (Proceeds - $1,043,445)	(1,594,889)
	OTHER ASSETS LESS LIABILITIES - 39.2%	9,101,854
	NET ASSETS - 100.0%	$23,219,349

Contracts ^
	OPTIONS WRITTEN - (6.9)%
	CALL OPTIONS WRITTEN - (6.4)%
325	Energy Select Sector SPDR Fund	$375,375
	Expiration December 2016, Exercise Price $63.00
685	iShares MSCI Emerging Markets ETF	114,395
	Expiration December 2016, Exercise Price $34.00
85	SPDR S&P 500 ETF	259,633
	Expiration December 2016, Exercise Price $190.00
208	SPDR S&P 500 ETF	511,056
	Expiration December 2016, Exercise Price $196.00
104	SPDR S&P 500 ETF	214,188
	Expiration December 2016, Exercise Price $200.00
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $930,472)	$1,474,647

	PUT OPTIONS WRITTEN - (0.5)%
40	Energy Select Sector SPDR Fund	$440
	Expiration December 2016, Exercise Price $63.00
88	iShares Nasdaq Biotechnology ETF	116,160
	Expiration December 2016, Exercise Price $285.00
96	SPDR S&P 500 ETF	1,152
	Expiration December 2016, Exercise Price $200.00
332	SPDR S&P Bank ETF	2,490
	Expiration December 2016, Exercise Price $33.00
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $112,973)	$120,242

	TOTAL OPTIONS WRITTEN (Proceeds - $1,043,445)	$1,594,889

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depositary Receipt

*	All or a portion of this security is held as collateral for written options.

^	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes including options written is $13,516,437 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$920,187
Unrealized depreciation:	(319,129)
Net unrealized appreciation:	$601,058

See accompanying notes to financial statements.

MAIN BUYWRITE FUND
STATEMENT OF ASSETS & LIABILITIES
November 30, 2016

ASSETS
Investment securities:
At cost	$14,883,052
At value	$15,712,384
Cash and cash equivalents	2,988,336
Cash held for collateral at custodian for options	6,064,543
Receivable for fund shares sold	44,435
Dividends and interest receivable	1,091
Prepaid expenses and other assets	24,731
TOTAL ASSETS	24,835,520

LIABILITIES
Options Written (Proceeds $1,043,445)	1,594,889
Investment advisory fees payable	6,903
Payable to related parties	3,361
Other accrued expenses and other liabilities	11,018
TOTAL LIABILITIES	1,616,171
NET ASSETS	$23,219,349

NET ASSETS CONSIST OF:
Paid in capital	$22,906,535
Accumulated net realized gain from security and option transactions	34,926
Net unrealized appreciation of investments and options written	277,888
NET ASSETS	$23,219,349

NET ASSET VALUE PER SHARE:
Class I Shares:
Net Assets	$23,219,349
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,295,234
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.12

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

MAIN BUYWRITE FUND
STATEMENT OF OPERATIONS
For the Period Ended November 30, 2016 (a)

INVESTMENT INCOME
Dividends	$198,034
Interest	1,714
TOTAL INVESTMENT INCOME	199,748

EXPENSES
Investment advisory fees	164,139
Administrative services fees	32,460
Trustees fees and expenses	32,345
Professional fees	30,906
Transfer agent fees	22,230
Accounting services fees	16,860
Compliance fees	15,894
Printing and postage expenses	10,917
Registration fees	7,342
Custodian fees	5,385
Insurance expense	3,672
Non 12b-1 shareholder servicing fees	3,295
Other expenses	1,710
TOTAL EXPENSES	347,155

Less: Fees waived by the Advisor	(116,418)
Less: Fees waived by the Administrator	(33,000)

NET EXPENSES	197,737

NET INVESTMENT INCOME	2,011

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(131,097)
Options written	166,023
34,926
Net change in unrealized appreciation (depreciation) on:
Investments	829,332
Options Written	(551,444)
277,888

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	312,814

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$314,825

(a)	The Main BuyWrite Fund commenced operations on December 29, 2015.

See accompanying notes to financial statements.

MAIN BUYWRITE FUND
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
November 30, 2016 (a)
FROM OPERATIONS:
Net investment income	$2,011
Net realized gain from investments and options written	34,926
Net change in unrealized appreciation of investments and options written	277,888
Net increase in net assets resulting from operations	314,825

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,301)
Return of capital	(748)
Net decrease in net assets resulting from distributions to shareholders	(9,049)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	23,674,137
Reinvestment of distributions	9,049
Payments for shares redeemed	(769,613)
Net increase in net assets resulting from shares of beneficial interest	22,913,573

TOTAL INCREASE IN NET ASSETS	23,219,349

NET ASSETS
Beginning of Period	—
End of Period*	$23,219,349
* Includes accumulated net investment income of:	$—

SHARE ACTIVITY
Shares Sold	2,370,854
Shares Reinvested	899
Shares Redeemed	(76,519)
Net increase in shares of beneficial interest outstanding	2,295,234

(a)	The Main BuyWrite Fund commenced operations on December 29, 2015.

See accompanying notes to financial statements.

MAIN BUYWRITE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

For the
Period Ended
Class I Shares	November 30, 2016 (1)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (2,3)	0.00
Net realized and unrealized gain on investments and options written	0.12
Total from investment operations	0.12

Less distributions from:
Net investment income (3)	(0.00)
Return of capital (3)	(0.00)
Total distributions (3)	(0.00)

Net asset value, end of period	$10.12

Total return (4,5)	1.25%

Net assets, at end of period (000s)	$23,219

Ratio of gross expenses to average net assets (6,7,8)	2.11%
Ratio of net expenses to average net assets (7,8)	1.20%
Ratio of net investment income to average net assets (7,9)	0.01%

Portfolio Turnover Rate (5)	73%

(1)	The Main BuyWrite Fund commenced operations on December 29, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor/Administrator.

(7)	Annualized.

(8)	Does not include the expenses of other investment companies in which the Fund invests.

(9)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

1.	ORGANIZATION

The Main BuyWrite Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to provide total return from current income and gains from long-term capital appreciation. The Fund commenced operations on December 29, 2015.

The Fund currently offers Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. As of November 30, 2016 Class A and Class C shares have not commenced operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2016 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$15,712,384	$—	$—	$15,712,384
Total	$15,712,384	$—	$—	$15,712,384
Liabilities*	Level 1	Level 2	Level 3	Total
Call Options Written	$—	$1,474,647	$—	$1,474,647
Put Options Written	—	120,242	—	120,242
Total	$—	$1,594,889	$—	$1,594,889

There were no transfers between any level during the period ended November 30, 2016.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

“BuyWrite” is an investment strategy of writing (selling) call options on a security owned by the Fund to generate additional returns from the option premium. The Fund also seeks returns by writing (selling) secured put options. A “put option” is an option contract that gives the owner the right to sell the underlying security at a specified price (the strike price) until its expiration at a fixed date in the future. The Fund seeks to achieve risk-adjusted returns

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

through targeted allocations by analyzing interest and currency rates, inflation trends, economic growth forecasts and other global and capital market fundamentals. The Fund’s option strategy may also have the benefit of reducing the volatility of the Fund’s portfolio in comparison to that of broad equity market indexes.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management analyzed the Fund’s tax positions expected to be taken in the Fund’s November 30, 2016 tax return and has concluded to date that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identified its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended November 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $26,080,451 and $11,066,302, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Main Management Fund Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

annual rate of 1.00% of the Fund’s average daily net assets. For the period ended November 30, 2016, the Fund incurred $164,139 in advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2017, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 1.20% of the Fund’s average daily net assets attributable to Class I shares. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three fiscal years following when such amounts were waived and/or reimbursed. During the period ended November 30, 2016, the Advisor waived fees in the amount of $116,418 which is subject to recapture until November 30, 2019.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares, as amended (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services related to Class A and Class C shares. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. As of November 30, 2016, Class A and Class C have not commenced operations. For the period ended November 30, 2016 the Fund did not incur any distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS. For the period ended November 30, 2016, the Distributor did not receive any underwriting commissions for sales of the Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. During the period ended November 30, 2016, GFS voluntarily waived fees in the amount of $33,000. The above mentioned fees waived by the GFS are not subject to recapture.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative transactions on the Fund’s Statement of Assets and Liabilities as of November 30, 2016.

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity Contract/Equity Price Risk	Options Written, at fair value	$ 1,594,889

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2016.

		Change in Unrealized
	Realized Gain (Loss)	Appreciation (Depreciation)
Contract Type/Primary Risk Exposure	on Options Written	on Options Written
Equity Contract/Equity Price Risk	$166,023	$(551,444)

The notional value of the derivative instruments outstanding as of November 30, 2016 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period ended November 30, 2016 as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

As of November 30, 2016 portfolio securities valued at $13,599,811 were held in escrow as coverage for call options written by the fund.

Transactions in option contracts written for the Fund during the period ended November 30, 2016 were as follows:

	Contracts	Premiums Received
Outstanding at Beginning of Period	—	$—
Options written	7,638	2,528,331
Options closed	(4,075)	(933,795)
Options exercised	(1,071)	(464,123)
Options expired	(529)	(86,968)
Outstanding at End of Period	1,963	$1,043,445

During the period ended November 30, 2016, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at November 30, 2016 for the Fund.

				Net Amounts of	Financial	Cash		Net
	Gross Amounts of	Gross Amounts of		Assets Presented in the	Instruments	Collateral		Amount
Description	Recognized Assets	Recognized Liabilities		Statement of Assets & Liabilities	Pledged	Pledged		of Assets
Options Written	$—	$1,594,889	(1)	$1,594,889	$1,474,647	$120,242	(2)	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged or held as collateral at the custodian for options.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended November 30, 2016 was as follows:

Fiscal Year Ended
November 30, 2016
Ordinary Income	$8,301
Long-Term Capital Gain	—
Return of Capital	748
$9,049

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

As of November 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(36,013)	$(252,231)	$—	$601,058	$312,814

The difference between book basis and tax basis accumulated net investment income, accumulated net realized gain/(loss), and net unrealized appreciation from investments is primarily attributable to the mark-to-market on open Section 1256 option contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $36,013.

At November 30, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$148,279	$103,952	$252,231

Permanent book and tax differences, primarily attributable to the book/tax treatment of non-deductible expenses and the reclass of Fund distributions, resulted in reclassifications for the Fund for the fiscal period ended November 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(7,038)	$7,038	$—

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the SPDR S&P 500 ETF (“SPDR ETF”). The Fund may redeem its investment from SPDR ETF at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the SPDR ETF. The financial statements of the SPDR ETF, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with the Fund’s financial statements. As of November 30, 2016, the percentage of the Fund’s net assets invested in the SPDR ETF was 37.7%.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2016, Main Management Fund Advisors, LLC and TD Ameritrade, Inc. (for the benefit of their customers) held approximately 65.38% and 28.04% of the voting securities of the Fund’s Class I shares, respectively.

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

9.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. On December 21, 2016 the Main BuyWrite Fund made a net investment income dividend distribution of $0.0554 per share. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Main BuyWrite Fund and

Board of Trustees of Northern Lights Fund Trust IV

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Main BuyWrite Fund (the “Fund”), a series of Northern Lights Fund Trust IV, as of November 30, 2016, and the related statements of operations and changes in net assets and financial highlights for the period December 29, 2015 (commencement of operations) through November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Main BuyWrite Fund as of November 30, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period December 29, 2015 (commencement of operations) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 27, 2017

MAIN BUYWRITE FUND
EXPENSE EXAMPLE (Unaudited)
November 30, 2016

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	6/1/16	11/30/16	Ratio	6/1/16-11/30/16
Actual*
Main BuyWrite Fund	$1,000.00	$1,023.70	1.20%	$6.07
Hypothetical*
(5% return before expenses)

Main BuyWrite Fund	$1,000.00	$1,019.00	1.20%	$6.06

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), divided by the number of days in the fiscal year (366).

MAIN BUYWRITE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2016

Main Management Fund Advisors, LLC (Adviser to Main BuyWrite Fund)*

In connection with a Regular Meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust IV (the “Trust”), held on October 7, 2015, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Main Management Fund Advisors, LLC (“Main Management”) and the Trust, with respect to the Main BuyWrite Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Main Management, LLC, the parent company of Main Management (the “Parent Company”) has approximately $730 million in assets under management much of which is invested under substantially similar strategies to that proposed for the Fund. The Trustees acknowledged that the personnel who will manage the Fund have accrued extensive experience implementing strategies similar to that of the Fund through their involvement in managing the separately managed accounts (SMAs) of the Parent Company. The Trust’s CCO noted that Main Management was receptive to, and implemented, his suggestions regarding enhancements to Main Management’s compliance program. The Trustees noted Main Management reported no material compliance or litigation issues during the past 36 months. They reviewed Main Management’s broker-dealer selection criteria noting its detail and periodic post-trade review in addition to pre-trade review and selection. The Trustees concluded that Main Management has the potential to deliver a quality of service in line with the Board’s expectations.

Performance. The Trustees noted that, as a new adviser, Main Management did not have any prior performance to provide. The Trustees instead reviewed performance information for the Parent Company’s SMA Composite, managed in a substantially similar fashion to that of the Fund and will be managed by a portfolio management team comprised of many of the same managers of composite accounts. The Trustees acknowledged that the performance information reported for the SMA Composite is indicative of the likely performance which would have been experienced had assets been invested under the Fund’s strategy for the same periods due to the substantial similarities between the Fund’s investment strategy and that of the SMA Composite. The Trustees reviewed the performance of the SMA strategy over the last one year, three year, five year and since inception periods, as compared to Main Management’s selected benchmark and the Morningstar category. The Trustees noted that the Composite significantly outperformed the assigned Morningstar category for each of the reviewed periods. The Trustees further noted that the Main Management chosen benchmark, the HFRI Equity Hedged Index, may be a more accurate metric by which to measure the SMA Composite performance, and the SMA Composite outperformed the index for each of the reviewed periods as well. The Trustees determined that the SMA performance has been generally strong and is likely a favorable indication of Main Management’s potential to generate positive returns for shareholders.

Fees and Expenses. The Trustees noted that Main Management proposes to charge a management fee of 1.00% of net daily assets. They further noted that the fee is only nominally higher than the 0.98% average fee charged by funds in Main Management’s selected peer group, and lower than the 1.15% average management fee for the Fund’s Morningstar category. The Trustees also noted that the proposed management fee is higher than that which Main Management’s Parent Company charges for the services it provides to the SMAs, but considered the significantly higher account minimum required of SMA accounts compared to the Fund’s minimums. After further discussion the Trustees acknowledged that it is reasonable to charge a higher management fee for the Fund than the SMAs because of Main Management’s duties under the advisory

MAIN BUYWRITE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2016

agreement including monitoring compliance with the 1940 Act, preparing shareholder communications, working with the Trust CCO, etc., which will require allocation of significant resources. They discussed the entrepreneurial risk assumed by Main Management to launch the Fund. They also noted that the Fund provides shareholders access to a hedge fund type strategy in a mutual fund format. After further discussion, the Trustees concluded that the advisory fee is reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by Main Management and noted that Main Management expects to realize a net loss in connection with its relationship with the Fund during the first 12 months of operation. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from Main Management’s relationship with the Fund is not an issue at this time.

Economies of Scale. The Trustees considered whether Main Management would realize economies of scale during the initial period of the Advisory Agreement. They noted that the proposed fee schedule does not currently provide breakpoints, but that Main Management indicated it is amenable to the discussion as the Fund’s assets experience significant growth. The Trustees concluded that absence of breakpoints was acceptable at this time.

Conclusion. Having requested and received such information from Main Management as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Advisory Agreement is in the best interests of the Fund and its future shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

MAIN BUYWRITE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, J.E. Breslin & Co. (management consulting firm to investment advisers), 2009 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (since 2014)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (consultant to financial service enterprises, including investment advisors and mutual funds), 2010 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2014), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Ira Rothblut Year of Birth: 1969	Independent Trustee since 2015	Founder and President, IJR Consulting Corp.(consultant to Federally Qualified Health Centers), 2003 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Partner, Ranson & Associates (strategic analysis and planning, marketing, regulatory and government affairs, and capital formation) 2003 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust since November 2012

11/30/16 – NLFT IV_v4

MAIN BUYWRITE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2004-2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC, (2011-2014).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary since 2015.	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011).	N/A	N/A
Michael Quain 80 Arkay Drive Hauppauge, NY Born in 1957	Chief Compliance Officer since 2015	Quain Compliance Consulting, LLC (since 2014); Artio Global Management, LLC (formerly Julius Baer), First Vice President & Chief Compliance Officer (2004-2013).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of January 11, 2016, the Trust was comprised of 8 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-907-3373.

11/30/16 – NLFT IV_v4

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-855-907-3373 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-907-3373.

ADVISER
Main Management Fund Advisors, LLC
601 California Street, Suite 620
San Francisco, California 94108

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Ira Rothblut is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Rothblut is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 – $13,000

(b)	Audit-Related Fees

2016 – None

(c)	Tax Fees

2016 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2016
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/7/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/7/17

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 2/7/17